UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 26, 2011

Resource Capital Corp.
(Exact Name of Registrant as Specified in Charter)

Maryland	1-32733	20-2287134
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

712 Fifth Avenue, 12th Floor New York, NY		10019
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: 212-506-3870
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                      Regulation FD Disclosure.

On September 26, 2011, Resource Capital Corp. (NYSE: RSO) (the “Company”) participated in The JMP Securities Financial Services & Real Estate Conference in New York, New York.  A copy of the Company’s presentation is included as Exhibit 99.1 to this report.

ITEM 9.01                      Financial Statements and Exhibits

(d)	Exhibits

99.1	Slide show presentation of September 26, 2011.

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Resource Capital Corp.

Date: September 26, 2011	By:	/s/ David J. Bryant
Name: David J. Bryant
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX 99.1	Presentation